Argo Group Investor Presentation September 2020 Exhibit 99.1

This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," “do not believe,” “aim,” "project," "anticipate," “seek,” "will," “likely,” “assume,” “estimate,” "may," “continue,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Argo Group's control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) regulatory or rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) our ability to implement our business strategy; 7) adequacy of our loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; 17) availability of reinsurance and retrocessional coverage, as well as management's response to any of the aforementioned factors and; 18) costs associated with shareholder activism and the independent directors’ review of governance and compensation matters. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedents, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management’s best estimate is based on our then current state of knowledge including explicit and implicit assumptions relating to the pattern of claim development, the expected ultimate settlement amount, inflation and dependencies between lines of business. Our internal capital model is used to consider the distribution for reserving risk around this best estimate and predict the potential range of outcomes. However, due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Argo Group’s ultimate losses will remain within the stated amount. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors described in Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented in Part II, Item 1A, “Risk Factors,” of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and in other documents of Argo Group on file with or furnished to the U.S. Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo Group will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Argo Group or its business or operations. Except as required by law, Argo Group undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-Looking Statements

ARGO GROUP

Distinctive Specialty Insurance Platform

Underwriter of specialty insurance and reinsurance with meaningful scale

- Gross Written Premium of more than $3.2 billion
- Presence in the U.S., London and Bermuda markets with a focus on U.S. domiciled risks

Established presence in desirable markets

- Differentiated U.S.-centric specialty insurance franchise
- Rapidly improving market conditions in core products

Diversified by product and profit streams

- Niche business units across Argo's platform create a balanced earnings profile

Broad and strong producer relationships

- Agents, brokers, wholesalers, MGAs and coverholders

Strong balance sheet with modest financial leverage

- Disciplined capital allocation process to maximize returns
- Focused on deploying capital towards growth in core markets

Focused on shareholder alignment

- Enhanced corporate governance and compensation structure aligned with long-term shareholder interests

2Q 2020 LTM GWP: $3,221M

Business Type


Primary Insurance
Reinsurance
~14%
~86%

Approximate Geography of Risk


United States
Non – U.S.
~17%
~83%

$ in millions.
Note: 2Q 2020 LTM represents sum of 3Q 2019 through 2Q 2020.

3

Leadership With A Track Record of Performance CEO Kevin Rehnberg oversaw a successful turnaround of Argo’s U.S. Operations since joining in 2013, and has maintained consistent and profitable results Argo U.S. Historical Results $ in millions. Note: Argo U.S. Operations reflect Excess and Surplus Lines and Commercial Specialty segments historically. (1) 1H20 GWP on an LTM basis (sum of 3Q 2019 through 2Q 2020); loss ratio and expense ratio are for 1H 2020. Key Accomplishments 2013 - 1H 2020 Gross written premium compound growth rate of 11% since 2013 200+ basis point improvement in expense ratio since 2012 Cumulative loss ratio of 58.0%, including catastrophes and prior year development, since 2013 Cumulative combined ratio of 90.9%, including catastrophes and prior year development, since 2013 Kevin Rehnberg joins Argo as President, U.S. Operations (1)

Argo Is A U.S. Focused Insurer and Reinsurer The U.S. is the predominant specialty insurance market Note: Figures represent GWP distributed based on location of risk assumed rather than writing location. More than 80% of Argo’s gross premiums come from U.S. domiciled risks today, written out of U.S. and international markets $2.5bn U.S. & Canada $166m UK $103m LatAm $153m Europe $25m Middle East $80m Other

Fundamental Operating Principles Simplify Reduce Eliminate Argo’s fundamental operating principles are designed to create an efficient organization that is focused on delivering underwriting results and improved shareholder value creation Guiding Operating Principles to Create a More Focused and Efficient Company Simplify operating and organizational structure to create a more focused company Reduce inefficient uses of capital and resources by shrinking non-core businesses Eliminate duplicative functions and wasteful spending that does not support our strategic goals Digitize To Create Operational Efficiencies

Establishing The Way Forward Focus and deploy resources to businesses that generate the best returns at scale Add Resources to Accelerate Growth Remediate with a Focus on Improving Profitability Consider Strategic Alternatives for Underperforming Business Units Foster a culture of accountability for successful execution of strategic plans to improve returns by deploying capital to the businesses with the best outlook for return on capital Execute quickly to maximize value for Argo Evaluate prospects to determine if capital should continue to be deployed 1 2 3 Business Prospect Outlook Businesses with more than $500M of premium are currently under review for action

Recent Actions Taken Announced new corporate leadership structure Exited operations in Asia and most hull business within Syndicate 1200 Eliminated regional underwriting office for Latin America Closed on agreement to sell Trident Public Risk Solutions Exited aircraft lease and put certain corporate real estate up for sale Ended most marketing and sponsorship contracts ü ü ü ü ü Actions taken in recent months to shrink non-core businesses, accelerate growth and reduce our expense base are initial steps aimed at achieving our long-term strategic and financial goals ü

$ in millions. Commercial Line Direct Premium Written CAGR per SNL Financial. Note: Ariel Re acquisition closed in February 2017. 11.0% CAGR vs. 3.5% U.S. Commercial P&C CAGR1 Argo’s Growing Specialty Insurance Platform Argo has delivered sustainable premium growth through both organic channels and selective acquisitions, while also exiting underperforming business lines Gross Written Premium International Operations U.S Operations 61% 59% 57% 56% 59% 57% 43% 41% 44% 43% 41% 39%

Investing in High Margin Specialty Businesses Gross Written Premiums: 2015-2019 CAGR of 12% Offers primary and excess casualty coverage to contractors and a range of other industries Created digital quoting platform to help increase submissions and drive operational efficiencies Construction & Casualty Gross Written Premiums: 2015-2019 CAGR of 27% Provides commercial and contract surety bonds to a variety of industry groups Argo employs in-house engineers help to evaluate strength of underlying assets and assess risk Surety Gross Written Premiums: 2015-2019 CAGR of 13% Provides coverage to businesses in the environmental industry and those that face environmental liabilities Driving processing efficiencies via digital implementation, aimed at expense reduction Environmental Gross Written Premiums: 2015-2019 CAGR of 22% Provides both admitted and non-admitted garage products designed to cover a wide range of auto dealer and auto service operations Fully integrated RQBI system enhancing growth potential Transportation Argo is focused on deploying resources in niche products and business units with the highest returns on capital and sustainable growth prospects

ARGO GROUP

U.S. Operations *(61% of GWP)*

GWP by Business Mix


10%
15%
19%
56%
Property
Liability
Professional Lines
Specialty

Segment Overview

- **Argo Construction** – Offers primary and excess casualty coverage to the construction segment, including Owner's Edge digital product
- **Argo Pro** – Customer service focused D&O and E&O specialty platform
- **Argo Surety** – Top 10 surety writer in the U.S.
- **Rockwood** – Leading provider of workers' compensation and other programs for the mining industry
- **Programs** – Underwrites select specialty programs and provides fronting for state-sponsored funds
- **Transportation** – Focused on garage and related risks
- **Inland Marine** – Small, growing operation offering specialist coverage

Adjusted PTI[(1)] & Combined Ratio


Combined Ratio
Adjusted PTI
$134
$184
$184
$178
$160
$77
89.6%
86.9%
90.5%
91.1%
94.6%
91.5%
2015
2016
2017
2018
2019
YTD 2Q 2020

Gross Written Premium


$1,145
$1,278
$1,510
$1,692
$1,859
$957
2015
2016
2017
2018
2019
YTD 2Q 2020

All data in millions except for ratio calculations. *TTM = trailing twelve months.
(1) Adjusted PTI = Adjusted Pre-Tax Income, which is equal to "Income Before Income Taxes" excluding "Interest Expense" as shown in Argo's 10-Qs and 10-Ks.

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International Operations (39% of GWP) GWP by Business Mix Segment Overview Adjusted PTI(1) & Combined Ratio Gross Written Premium Well-established multi-class platform at Lloyd’s of London Underwritten through Syndicates 1200 and 1910 (Ariel Re) Top quartile Lloyd’s Syndicate by stamp capacity Bermuda platform underwrites excess casualty, professional lines as well as property insurance and reinsurance Property cat, short tail per risk and proportional treaty reinsurance worldwide Excess casualty, professional liability, and property insurance for Fortune 1000 accounts Combined Ratio Adjusted PTI 91.1% 95.4% 117.5% 99.0% 126.0% 117.6% 2015 2016 2017 2018 2019 YTD 2Q 2020 2015 2016 2017 2018 2019 YTD 2Q 2020 Property Liability Professional Lines Specialty All data in millions except for ratio calculations. *TTM = trailing twelve months. Adjusted PTI = Adjusted Pre-Tax Income, which is equal to “Income Before Income Taxes” excluding “Interest Expense” as shown in Argo’s 10-Qs and 10-Ks.

Argo’s loss ratio performance reflects our specialty product focus and disciplined risk selection Source: SNL Financial Note: Argo’s 2019 loss ratio includes prior year reserve strengthening of $138.1 million. Peer Group includes: Alleghany, American Financial, Arch, Axis, Global Indemnity, Hallmark, Hanover, James River, Markel, Protective, RLI, Selective and W.R. Berkley Loss Ratio Performance 2015 to YTD 2020 Average: Argo Group – 62.4% Peer Group – 63.4%

Strategic Capital Allocation Argo’s capital allocation process is designed to support our strategic objectives and maximize long-term returns We seek to allocate capital to Argo’s highest performing business units where market conditions allow for growth opportunities In July 2020, Argo closed an offering of $150 million preference shares to refinance an existing term loan and provide additional rating agency and regulatory capital levels to support additional growth Deploy capital into the business for organic growth and investments Strategic M&A and opportunistic inorganic growth opportunities Support the balance sheet and desired ratings Return excess capital to shareholders

$ in millions, unless otherwise noted Duration includes cash & equivalents. Book yield is pre-tax & includes all fixed maturities. Portfolio Characteristics Investment Portfolio Asset Allocation (2Q 2020) Total: $5.0BN Duration of 2.1 years1 – focused on asset-liability management Average rating of ‘Aa3/AA-’ Fixed income book yield of 2.5%2 Liability-driven investment portfolio Reallocating internally managed accounts to external core managers Short Term & Cash Core Debt High Yield Debt Alternatives Equities Balanced Investment Strategy Net Investment Income Fixed Maturity by Type (2Q 2020) Total: $4.5BN Structured Government Short Term & Cash State / Municipal Corporate

Argo is a founding member of ClimateWise, which supports the insurance industry so that it can better communicate, disclose and respond to climate risk management issues Argo has provided its first Greenhouse Gas (GHG) Scope 1 , 2 and 3 disclosures, supported by footprint of LEED and EPA Energy Star-certified office locations with electrical conservation programs. Argo is publishing GHG reduction targets for 2021 We are an insurer of companies within the clean energy value chain Argo Group’s research and development (R&D) team creates state-of-the-art models to innovate new solutions to risk management challenges Implemented a diversity and inclusion program to ensure staff have the tools and support necessary to address systemic barriers, build a diverse workforce and maintain a positive work environment Recently introduced policies for paid caregiver leave and increased flexible workplace Have responded flexibly to COVID-19 event by adapting flexible working with an emphasis on staff wellbeing Argo is a signatory with the United Nations Principles for Responsible Investments the leading international network of institutional investors committed to including environmental, social and governance factors in their investment decision making Recently underwent a Board refreshment process, adding 9 new directors since 2017 with diverse skills, backgrounds and perspectives Declassified our Board, with Directors standing for annual elections Lengthened the performance period for the company’s long-term incentive program from one to three years, reduced emphasis on individual performance and increased stock ownership guidelines Concluded an extensive review of governance controls, resulting in changes to Argo’s perquisite policy Engaged with largest shareholders in efforts to improve corporate governance and executive compensation practices Argo’s corporate responsibility to stakeholders requires that we hold ourselves to the highest standards by being stewards of the environment, advancing our societal impact and providing transparent corporate governance – see our first Annual ESG Report Environmental Social Governance Argo’s Ongoing Commitment to ESG

Well Positioned to Create Value in 2020 and Beyond Specialty P&C insurer and reinsurer focused on niche products Positioned for growth in attractive markets, primarily U.S. domiciled risks Benefitting from improving market conditions Creating a more focused organization by reducing underperforming businesses Investing in technology to improve operating efficiency and risk selection, while reducing overall expenses Balanced investment portfolio to support underwriting operations Leveraging third-party capital and reinsurance to manage underwriting volatility ü ü ü ü ü ü ü